Exhibit (j) under Form N-1A
                                             Exhibit 23 under Item 601/ Reg. S-K


                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-Effective Amendment No. 22 to Registration Statement No. 33-29838 on Form N-1A of our report dated July 6, 2001 relating to the financial statements of Cash Trust Series, Inc., which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.



Boston, Massachusetts
July 20, 2001